UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 19, 2015

Commission File Number	Registrant; State of Incorporation; Address and Telephone Number	IRS Employer Identification No.
1-11459	PPL Corporation (Exact name of Registrant as specified in its charter) (Pennsylvania) Two North Ninth Street Allentown, PA 18101-1179 (610) 774-5151	23-2758192

1-32944	PPL Energy Supply, LLC (Exact name of Registrant as specified in its charter) (Delaware) Two North Ninth Street Allentown, PA 18101-1179 (610) 774-5151	23-3074920

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 – Registrant’s Business and Operations

Item 1.01 Entry into a Material Definitive Agreement.

The information set forth in Item 2.03 is incorporated by reference into this Item 1.01.

Section 2 – Financial Information

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

Supplemental Indenture Relating to 6.500% Senior Notes due 2025

On May 19, 2015, PPL Energy Supply, LLC (“PPL Energy Supply”) completed its previously announced offering of $600,000,000 aggregate principal amount of 6.500% Senior Notes due 2025 (the “Notes”). The Notes were issued pursuant to Supplemental Indenture No. 13, dated as of May 19, 2015 (“Supplemental Indenture No. 13”), to the Indenture, dated as of October 1, 2001, between PPL Energy Supply and The Bank of New York Mellon, as trustee (the “Trustee”). The Notes are due June 1, 2025, subject to early redemption at the option of PPL Energy Supply. PPL Energy Supply will use the net proceeds from the sale of the Notes to repay short term borrowings under its revolving credit facility.

The foregoing description of Supplemental Indenture No. 13 is qualified in its entirety by reference to the actual terms of Supplemental Indenture No. 13, a copy of which is attached as Exhibit 4.1 hereto and is incorporated by reference herein.

Registration Rights Agreement

In connection with the issuance of the Notes, PPL Energy Supply entered into a registration rights agreement dated May 19, 2015 with the initial purchasers of the Notes (the “Registration Rights Agreement”). Pursuant to the Registration Rights Agreement, PPL Energy Supply has agreed to file an exchange offer registration statement with the Securities and Exchange Commission (the “SEC”) to exchange the Notes for substantially identical notes registered under the Securities Act of 1933, as amended. PPL Energy Supply has also agreed to file a shelf registration statement to cover resales of Notes under certain circumstances. PPL Energy Supply has agreed to use its commercially reasonable efforts to cause the exchange offer to be consummated as promptly as reasonably practicable after the exchange offer registration statement has become effective, but no later than 365 days after the issue date of the Notes. In addition, PPL Energy Supply agreed to use its commercially reasonable efforts to file the shelf registration statement, no later than the 90th day after a filing obligation arises, but no earlier than the 365th day after the issue date, and to use its commercially reasonable efforts to cause such shelf registration statement to become effective within 90 days of filing such shelf registration statement. If PPL Energy Supply fails to satisfy its registration obligations under the Registration Rights Agreement, it will be required to pay additional interest (up to a maximum rate of 1.0% per year) to the holders of the Notes under certain circumstances, until such time as PPL Energy Supply is no longer in default of such obligations.

The foregoing description of the Registration Rights Agreement is qualified in its entirety by reference to the actual terms of the Registration Rights Agreement, a copy of which is attached as Exhibit 4.4 hereto and is incorporated by reference herein.

Section 9 – Financial Statement and Exhibits

Item 9.01 Financial Statements and Exhibits

(d)	Exhibits

4.1	Supplemental Indenture No. 13, dated as of May 19, 2015, of PPL Energy Supply, LLC to The Bank of New York Mellon, as Trustee.

4.2	Officer’s Certificate, dated May 19, 2015, pursuant to Supplemental Indenture No. 13, establishing the form and certain terms of the Notes.

4.3	Form of 6.500% Senior Notes due 2025 (included in Exhibit 4.1).

4.4	Registration Rights Agreement, dated May 19, 2015, among PPL Energy Supply, LLC and Citigroup Global Markets Inc., BNP Paribas Securities Corp, Merrill Lynch, Pierce, Fenner & Smith Incorporated, Goldman, Sachs & Co., J.P. Morgan Securities LLC and Morgan Stanley & Co. LLC, as representatives of the initial purchasers.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

PPL CORPORATION

By:	/s/ Stephen K. Breininger
Stephen K. Breininger
Vice President and Controller

PPL ENERGY SUPPLY, LLC

By:	/s/ Stephen K. Breininger
Stephen K. Breininger
Controller

Dated: May 19, 2015

Exhibit Index

4.1	Supplemental Indenture No. 13, dated as of May 19, 2015, of PPL Energy Supply, LLC to The Bank of New York Mellon, as Trustee.

4.2	Officer’s Certificate, dated May 19, 2015, pursuant to Supplemental Indenture No. 13, establishing the form and certain terms of the Notes.

4.3	Form of 6.500% Senior Notes due 2025 (included in Exhibit 4.1).

4.4	Registration Rights Agreement, dated May 19, 2015, among PPL Energy Supply, LLC and Citigroup Global Markets Inc., BNP Paribas Securities Corp, Merrill Lynch, Pierce, Fenner & Smith Incorporated, Goldman, Sachs & Co., J.P. Morgan Securities LLC and Morgan Stanley & Co. LLC, as representatives of the initial purchasers.

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